UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 8, 2016

UNIVERSAL HOSPITAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20086	41-0760940
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

6625 West 78th Street, Suite 300

Minneapolis, Minnesota 55439-2604

(Address of principal executive offices)

(Zip Code)

952-893-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 8, 2016 Universal Hospital Services, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2016.  A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.01  REGULATION FD DISCLOSURE

Attached as Exhibit 99.2 to this report, and incorporated herein by reference, is a copy of the slide presentation for the investor conference call with management scheduled for August 9, 2016, to discuss Universal Hospital Services, Inc.’s announced results for the quarter ended June 30, 2016.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 Exhibits

99.1                        Press release issued by Universal Hospital Services, Inc. on August 8, 2016

99.2                        Slides presented during Universal Hospital Services, Inc.’s earnings call scheduled for August 9, 2016 of its results for the quarter ended June 30, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Hospital Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2016	UNIVERSAL HOSPITAL SERVICES, INC.

	By	/S/ James B. Pekarek
James B. Pekarek
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Universal Hospital Services, Inc. on August 8, 2016
99.2	Slides presented during Universal Hospital Services, Inc.’s earnings call scheduled for August 9, 2016 of its results for the quarter ended June 30, 2016